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                             JANUS INVESTMENT FUND
                       Janus Government Money Market Fund

                      Supplement Dated September 26, 2003
                       to Currently Effective Prospectus

The following supplements the information in the "Portfolio Managers" section of the Prospectus:

Effective September 26, 2003, Jeanine Morroni will join Eric Thorderson as a Co-Portfolio Manager of Janus Government Money Market Fund.

Jeanine Morroni is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She has served as Assistant Portfolio Manager of Janus Government Money Market Fund since January 1999. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.

111-31-043  9/03